UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                          ----------------------

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 18, 2007


                           IMMERSION CORPORATION
            (Exact name of registrant as specified in its charter)

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     Delaware                    000-27969                   94-3180138
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(State or other           (Commission File Number)   (IRS Employer
  jurisdiction of                                        Identification No.)
  incorporation)

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                               801 Fox Lane
                        San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                             Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On June 19, 2007, Immersion Corporation ("Immersion") announced that it has been sued by Microsoft Corporation ("Microsoft") in the United States District Court for the Western District of Washington. The complaint alleges that Immersion has breached its sublicense agreement dated July 25, 2003 with Microsoft and seeks damages, specific performance, declaratory judgment and attorneys fees and costs. Under Immersion's sublicense agreement with Microsoft, in the event of a settlement with Sony Computer Entertainment, Immersion is obligated to pay Microsoft a minimum of $15.0 million for any amounts received from Sony up to $100.0 million, plus 25% of any amounts over $100.0 million up to $150.0 million, and 17.5% of any amounts over $150.0 million.

Immersion believes that it is not obligated under the sublicense agreement with Microsoft to make any payment to Microsoft relating to the conclusion of its litigation with Sony Computer Entertainment. Immersion intends to defend this lawsuit vigorously.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit                        Description
No.
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   99.1       Press release dated June 19, 2007 issued by Immersion Corporation






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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMMERSION CORPORATION


Date:  June 19, 2007             By:  /s/ Victor A. Viegas
                                      ------------------------------------------
                                      Victor A. Viegas
                                      President and Chief Executive Officer


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                                  Exhibit Index

Exhibit                        Description
No.
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   99.1       Press release dated June 19, 2007 issued by Immersion Corporation